UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 2, 2010

Aceto Corporation

 (Exact Name of Registrant as Specified in its Charter)

New York	000-04217	11-1720520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hollow Lane, Lake Success, New York 11042

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (516) 627-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2010, Aceto Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”).  At the Meeting, shareholders approved the Aceto Corporation 2010 Equity Participation Plan (the “Plan”).  The Plan had been previously approved by the Board of Directors of the Company, subject to shareholder approval. Under the Plan, grants of stock options, restricted stock, restricted stock units, stock appreciation rights, and stock bonuses (collectively, “Stock Awards”) may be made to employees, non-employee directors and consultants of the Company, including the chief executive officer, chief financial officer and other named executive officers.  The maximum number of shares of common stock of the Company that may be issued pursuant to Stock Awards granted under the Plan will not exceed, in the aggregate, 2,000,000 shares. The Plan is described in detail in the Company’s Proxy Statement for the 2010 Annual Meeting of the Shareholders of the Company, filed with the Securities and Exchange Commission on October 13, 2010 (the “Proxy Statement”) under the caption “Proposal Two”.  The description of the Plan set forth above and the description of the Plan contained in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan, a copy of which is included as an appendix to the Proxy Statement and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The matters voted on at the Meeting were:  the election of directors, the approval of the Aceto Corporation 2010 Equity Participation Plan and the ratification of the appointment of the Company’s independent registered public accounting firm. The final voting results were as follows:

1.
The election of nominees Albert L. Eilender, Vincent G. Miata, Robert A. Wiesen, Hans C. Noetzli, William N. Britton and Richard P. Randall as directors of the Company to hold office for the following year and until their successors are elected was voted on at the annual meeting.

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The votes were cast for this matter as follows:

	FOR	WITHHELD	BROKER NON-VOTES

Albert L. Eilender	9,660,555	5,646,450	7,188,417
Vincent G. Miata	9,639,470	5,667,535	7,188,417
Robert A. Wiesen	7,518,613	7,788,392	7,188,417
Hans C. Noetzli	13,170,447	2,136,558	7,188,417
William N. Britton	14,519,428	787,577	7,188,417
Richard P. Randall	11,631,641	3,675,364	7,188,417

Each nominee was elected a director of the Company.

2.	Approval of the Aceto Corporation 2010 Equity Participation Plan.

The votes were cast for this matter as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

12,393,045	1,609,668	1,304,292	7,188,417

The Aceto Corporation 2010 Equity Participation Plan was approved.

3.	Ratification of the appointment of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2011.

The votes were cast for this matter as follows:

    FOR                       AGAINST                      ABSTAIN

22,271,456                   163,160                            60,806

The appointment of BDO was ratified.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACETO CORPORATION

Date: December 8, 2010	By:	/s/ Albert L. Eilender
Albert L. Eilender
Chairman of the Board and
Chief Executive Officer

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